Execution Version

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

CLASS E WARRANT

TO PURCHASE COMMON STOCK

OF

ENER1, INC.

Issue Date:  June 29, 2011

This Class E Warrant (this “Warrant”) entitles BZINFIN, a British Virgin Islands company, or any subsequent holder hereof (the “Holder”), to purchase from ENER1, INC., a Florida corporation (the “Company”), up to Two Million Six Hundred Seventy Eight Thousand Five Hundred Seventy One (2,678,571) fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price per share equal to $1.40 (the “Exercise Price”), on the terms and subject to the conditions set forth herein. This Warrant is issued pursuant to the terms of a  Line of Credit Agreement, dated as of June 29, 2011 (the “Credit Agreement”) by and between the Company and the initial Holder, and the date of initial issuance of this Warrant is referred to herein as the “Issue Date”. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Credit Agreement.

1.	Exercise.

(a)          Right to Exercise; Exercise Price.  The Holder shall have the right to exercise this Warrant at any time and from time to time during the period beginning on the date that is six (6) months from the Issue Date (the “Commencement Date”) and ending on the fourth (4th) anniversary of the Commencement Date (the “Expiration Date”); provided, however, in the event this Warrant on the Issue Date is subject to the approval of the Company’s shareholders by reason of any federal or state law or regulation or the rules of the Principal Market as of the Issue Date, the Commencement Date shall be automatically deferred unless and until such stockholder approval is obtained and upon obtaining such stockholder approval, the Commencement Date shall automatically commence on the date of such shareholder approval even if such date is prior to the six-month anniversary of the Issue Date (it being understood and agreed that the Company shall forthwith give written notice to the Holder of any such deferral and commencement in accordance with Section 11 hereof); and further provided, however, that if the Expiration Date occurs on a date that is not a Business Day, the immediately following Business Day shall be deemed to be the Expiration Date. Notwithstanding anything to the contrary set forth herein,  the Holder may not exercise this Warrant and the Company shall not be required to comply with any Exercise Notice unless and until the Holder and the Company, as applicable, shall have obtained any applicable Regulatory Approvals for issuance of the Warrant Shares.  The Company agrees to use reasonable best efforts to assist the Holder in seeking such Regulatory Approvals.  The Holder may pay the Exercise Price in either of the following forms or, at the election of the Holder, a combination thereof:

(i)           through a cash exercise (a “Cash Exercise”) by delivering immediately available funds, or

(ii)          through a cashless exercise (a “Cashless Exercise”) by noting on the Exercise Notice that the Holder wishes to effect a Cashless Exercise, in which case the Company shall issue to the Holder a number of Warrant Shares determined as follows:

X = Y x (A-B)/A

where:	X = the number of Warrant Shares to be issued to the Holder;

Y = the number of Warrant Shares with respect to which this Warrant is being exercised;

A = the Market Price (as defined below) as of the Exercise Date; and

B = the Exercise Price.

For purposes of Rule 144, it is intended and acknowledged that the Warrant Shares issued in a Cashless Exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares required by Rule 144 shall be deemed to have been commenced, on the Issue Date. “Market Price” means, as of any date, the arithmetical average of daily VWAP during the ten (10) trading days immediately preceding (but not including) such date, and “VWAP” means the volume weighted average price of the Common Stock on the Principal Market as reported by Bloomberg Financial Markets or by a comparable reporting service

(b)           Exercise Notice.  In order to exercise this Warrant, the Holder shall send to the Company by facsimile transmission, at any time prior to 6:00 p.m., eastern time, on the Business Day on which the Holder wishes to effect such exercise (the “Exercise Date”), (i) a notice of exercise in substantially the form attached hereto as Exhibit A (the “Exercise Notice”), (ii) a copy of the original Warrant, and (iii) in the case of a Cash Exercise, the Exercise Price by wire transfer of immediately available funds.  The Exercise Notice shall state the name or names in which the shares of Common Stock that are issuable on such exercise shall be issued.  In the case of a dispute between the Company and the Holder as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment to the Exercise Price or the Warrant Shares pursuant to Section 5 below), the Company shall issue to the Holder the number of Warrant Shares that are not disputed within the time periods specified in Section 2 below and shall submit the disputed calculations to a certified public accounting firm of national reputation (other than the Company’s regularly retained accountants) within two (2) Business Days following the date on which the Holder’s Exercise Notice is delivered to the Company.  The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than three (3) Business Days following the day on which such accountant received the disputed calculations (the “Dispute Procedure”). Such accountant’s calculation shall be deemed conclusive absent manifest error.  The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

(c)           Holder of Record.  The Holder shall, for all purposes, be deemed to have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares subject, in the case of a Cash Exercise, to payment of the Exercise Price.  Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company prior to the Exercise Date.

(d)           Cancellation of Warrant.  This Warrant shall be canceled upon its exercise in full and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

2.           Delivery of Warrant Shares Upon Exercise.  Upon receipt of a fax copy of an Exercise Notice pursuant to Section 1 above, the Company shall, no later than the close of business on the third (3rd) Business Day following the later to occur of (i) the Exercise Date specified in such Exercise Notice and (ii) such later date on which the Company has received payment of the Exercise Price (such later date being referred to as a “Delivery Date”), issue and deliver or caused to be delivered to the Holder the number of Warrant Shares determined as provided herein.  The Company shall effect delivery of Warrant Shares to the Holder, as long as the Company’s designated transfer agent (the “Transfer Agent”) participates in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program (“FAST”) and no restrictive legend is required pursuant to the terms of this Warrant or the Credit Agreement, by crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date.  In the event that the Transfer Agent is not a participant in FAST or if the Holder so specifies in a Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date.  The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for exercise of this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor.  Warrant Shares delivered to the Holder shall not contain any restrictive legend unless such legend is required pursuant to the terms of the Credit Agreement.

3.           [Intentionally Omitted]

4.           [Intentionally Omitted]

5.           Anti-Dilution Adjustments; Distributions; Other Events. The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 5.  In the event that any adjustment of the Exercise Price required herein results in a fraction of a cent, the Exercise Price shall be rounded up or down to the nearest one hundredth of a cent.

(a)          Subdivision or Combination of Common Stock.  If the Company, at any time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the outstanding shares of Common Stock into a greater number of shares, then effective upon the close of business on the record date for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares issuable hereunder proportionately increased.  If the Company, at any time after the Issue Date, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the outstanding shares of Common Stock into a smaller number of shares, then, effective upon the close of business on the record date for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased and the number of Warrant Shares issuable hereunder proportionately reduced.

(b)          Distributions.  If, at any time after the Issue Date, the Company declares or makes any distribution of cash or any other assets (or rights to acquire such assets) to holders of Common Stock, as a partial liquidating dividend or otherwise, including without limitation any dividend or distribution to the Company’s shareholders in shares (or rights to acquire shares) of capital stock of a subsidiary) (a “Distribution”), the Company shall deliver written notice of such Distribution (a “Distribution Notice”) to the Holder at least thirty (30) days prior to the earlier to occur of (i) the record date for determining shareholders entitled to such Distribution (the “Record Date”) and (ii) the date on which such Distribution is made (the “Distribution Date”) (the earlier of such dates being referred to as the “Determination Date”).  In the Distribution Notice to the Holder, the Company shall indicate whether the Company has elected (A) to deliver to the Holder, upon any exercise of this Warrant after the Determination Date, the same amount and type of assets being distributed in such Distribution as though the Holder were, on the Determination Date, a holder of a number of shares of Common Stock into which this Warrant is exercisable as of such Determination Date (such number of shares to be determined at the Exercise Price then in effect and without giving effect to any limitations on such exercise) or (B) upon any exercise of this Warrant on or after the Determination Date, to reduce the Exercise Price applicable to such exercise by reducing the Exercise Price in effect on the Business Day immediately preceding the Record Date by an amount equal to the fair market value of the assets to be distributed divided by the number of shares of Common Stock as to which such Distribution is to be made, such fair market value to be reasonably determined in good faith by the Company’s Board of Directors.  If the Company does not notify the Holder of its election pursuant to the preceding sentence on or prior to the Determination Date, the Company shall be deemed to have elected clause (A) of the preceding sentence.

(c)          Adjustments; Additional Shares, Securities or Assets.  In the event that at any time, as a result of an adjustment made pursuant to this Section 5, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

7.	Fractional Interests.

No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but instead shall be rounded up or down to the nearest whole share amount.

8.	Transfer of this Warrant.

From and after the Commencement Date, the Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act.  Upon such transfer or other disposition (other than a pledge), the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the “Transfer Notice”), indicating the person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three (3) Business Days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.

9.	Benefits of this Warrant.

This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

10.	Loss, theft, destruction or mutilation of Warrant.

Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

11.	Notice or Demands.

Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

Ener1, Inc.
1540 Broadway, Suite 40D
New York, NY 10036
Attn:        Chief Financial Officer
Tel:          212-920-3500
Fax:         212-920-3510

and if to the Holder, to such address for such party as shall appear on the records of the Company. Any party may change its address for notice by sending notice in accordance with this Section 11.

12.	Applicable Law.

This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

13.	Amendments.

No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification, change or waiver is set forth in writing and is signed by the Company and the Holder.

14.	Entire Agreement.

This Warrant constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Warrant supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

15.	Headings.

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.

ENER1, INC.

By:
Name:
Title:

Execution Version

EXHIBIT A to WARRANT

EXERCISE NOTICE

The undersigned Holder hereby irrevocably exercises the right to purchase __________ shares of Common Stock (“Warrant Shares”) of Ener1, Inc. (the “Company”) evidenced by the attached Class E Warrant (the “Warrant”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.           Form of Exercise Price.  The Holder intends that payment of the Exercise Price shall be made as:

______ a Cash Exercise with respect to _________________ Warrant Shares; and/or

______ a Cashless Exercise with respect to _________________ Warrant Shares, as permitted by Section 1(a) of the attached Warrant.

2.           Payment of Exercise Price.  In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $________________ to the Company in accordance with the terms of the Warrant.

Date:

Name of Registered Holder

By:
Name:
Title:

EXHIBIT B to WARRANT

TRANSFER NOTICE

FOR VALUE RECEIVED, the undersigned Holder of the attached Class E Warrant hereby sells, assigns and transfers unto the person or persons named below the right to purchase __________shares of the Common Stock of _____________________ evidenced by the attached Class E Warrant.

Date:

Name of Registered Holder

By:
Name:
Title:

Transferee Name and Address: